Exhibit 99.1

CROSSFIRST BANKSHARES, INC. ANNOUNCES BOND PORTFOLIO REPOSITIONING

LEAWOOD, Kan., December 19, 2023 (GLOBE NEWSWIRE) -- (Nasdaq: CFB) -- CrossFirst Bankshares, Inc. (the “Company”), the bank holding company for CrossFirst Bank (the “Bank”) announced the sale of approximately $80 million of available-for-sale municipal securities, resulting in an after-tax loss of approximately $0.8 million. Proceeds from the sale will be deployed into higher-yielding agency mortgage-backed products, as well as used to pay off existing wholesale borrowings.

The Company expects the transaction will contribute additional diluted earnings per share accretion of $0.02 in 2024 representing less than a 1-year earn-back. The loss on the sale of securities is expected to have a neutral impact on consolidated shareholders’ equity and the Company’s book value per share. This action also accelerates the Company’s goal of reducing its municipal securities concentration while improving liquidity, lowering risk-weighted assets and generating an immediate improvement in regulatory capital ratios.

Investor Contact

Mike Daley| CrossFirst Bankshares, Inc.

913.754.9707| mike.daley@crossfirstbank.com

About CrossFirst Bankshares, Inc.

CrossFirst Bankshares, Inc. (Nasdaq: CFB) is a Kansas corporation and a registered bank holding company for its wholly owned subsidiary, CrossFirst Bank, a full-service financial institution that offers products and services to businesses, professionals, individuals, and families. CrossFirst Bank, headquartered in Leawood, Kansas, has locations in Kansas, Missouri, Oklahoma, Texas, Arizona, Colorado, and New Mexico.

This press release contains forward–looking statements regarding, among other things, the Company’s future financial performance and the expected impact of the repositioning of its investment securities portfolio. These statements are often, but not always, made through the use of words or phrases such as “estimated,” “approximately,” “expects,” “goal” and similar words or phrases of a future or forward-looking nature. The inclusion of forward-looking information should not be regarded as a representation that the future plans, estimates or expectations will be achieved. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections, management’s beliefs, certain assumptions made by management, and financial trends that may affect our financial condition, results of operations, business strategy or financial needs, many of which, by their nature, are inherently uncertain and beyond our control. Our actual results could differ materially from those anticipated in such forward-looking statements. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions, estimates and uncertainties that are difficult to predict. Although we believe that the expectations reflected are reasonable as of the date made, actual results may differ due to a number of factors, including without limitation, the following: a decline in general business and economic conditions; interest rate fluctuations; fluctuations in fair value of our investments due to factors outside of our control; our ability to attract, hire and retain key personnel; maintaining and increasing customer deposits, funding availability, liquidity and our ability to raise and maintain sufficient capital; accounting estimates; risk exposure from transactions with financial counterparties; and changes in laws, rules, regulations, interpretations or policies relating to financial institutions; or other external events. These and other factors that could cause results to differ materially from those described in the forward-looking statements, as well as a discussion of the risks and uncertainties that may affect our business, can be found in our Annual Report on Form 10-K, our Quarterly Reports on Form 10-Q and in other filings we make with the Securities and Exchange Commission. These forward-looking statements are made as of the date hereof, and we disclaim any obligation to update any forward-looking statement or to publicly announce the results of any revisions to any of the forward-looking statements included herein, except as required by law.